UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 4, 2008

Cognizant Technology Solutions Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	0-24429	13-3728359
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Glenpointe Centre West 500 Frank W. Burr Blvd. Teaneck, New Jersey	07666
(Address of Principal Executive Offices)	(Zip Code)

(201) 801-0233

(Registrant’s telephone number,

including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Compensatory Arrangements of Certain Officers.

On September 4, 2008, the Compensation Committee (“Compensation Committee”) of the Board of Directors of Cognizant Technology Solutions Corporation, a Delaware corporation (the “Company”), after thorough evaluation, granted the following awards of restricted stock units (“Stock Units”) to certain named executive officers of the Company set forth below.

Name	Number of Stock Units
Francisco D’Souza, President and Chief Executive Officer	17,790

Gordon J. Coburn, Chief Financial and Operating Officer and Treasurer	12,334

Rajeev Mehta, Chief Operating Officer, Global Client Services	9,867

Ramakrishnan Chandrasekaran, President and Managing Director, Global Delivery	7,894

The Stock Units vest in three annual installments, with 33.33% of the Stock Units vesting on the one year anniversary of the date of grant, September 4, 2008 (the “First Vesting Date”), 33.33% on the two year anniversary of the date of grant (the “Second Vesting Date”) and 33.34% of the Stock Units vesting on the three year anniversary of the date of the grant (the “Third Vesting Date,” and each of the First Vesting Date, the Second Vesting Date and the Third Vesting Date, a “Vesting Date”), so that the Stock Units will be fully vested on the Third Vesting Date. If applicable, the number of Stock Units that will vest on the First Vesting Date and the Second Vesting will be rounded down to the preceding whole number, and the number of Stock Units that will vest on the Third Vesting Date will equal the number of Stock Units granted as indicated above minus the whole number of Stock Units that have vested on the First Vesting Date and Second Vesting Date.

The Compensation Committee approved the grant and issuance of the Stock Units pursuant to the terms and conditions of the Company’s Amended and Restated 1999 Incentive Compensation Plan and the related Stock Unit Award Agreements. A form of the Stock Unit Award Agreement is attached hereto as Exhibit 10.1 and the description of this agreement is qualified in its entirety by reference to the full text of this agreement, which is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
10.1	Form of Stock Unit Award Agreement Pursuant to the Cognizant Technology Solutions Amended and Restated 1999 Incentive Compensation Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COGNIZANT TECHNOLOGY SOLUTIONS CORPORATION

By:	/s/ Steven Schwartz
Name:	Steven Schwartz
Title:	Senior Vice President, General Counsel and Secretary

Date: September 5, 2008